                                                                     EXHIBIT 1.1

                                  DAVITA INC.


                          THE GUARANTORS NAMED HEREIN


                                  $225,000,000

               9 1/4% Series A Senior Subordinated Notes due 2011

                               Purchase Agreement

                                 April 6, 2001
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                                  $225,000,000


               9 1/4% Series A Senior Subordinated Notes due 2011

                                 of DAVITA INC.

                               PURCHASE AGREEMENT


April 6, 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
BANC OF AMERICA SECURITIES LLC
SUNTRUST EQUITABLE SECURITIES CORPORATION
BNY CAPITAL MARKETS, INC.
SCOTIA CAPITAL (USA) INC.

c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY  10010

Dear Sirs:

          DAVITA INC., a Delaware corporation (the "Company"), proposes to issue
                                                    -------
and sell to the initial purchasers named on Schedule A hereto (each, an "Initial
                                                                         -------
Purchaser" and collectively, the "Initial Purchasers") an aggregate of
---------                         ------------------
$225,000,000 in principal amount of its 9 1/4% Series A Senior Subordinated Notes due 2011 (the "Series A Notes"), subject to the terms and conditions set
                     --------------
forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined
                   ---------
below), among the Company, the Guarantors (as defined below) and U.S. Trust Company of Texas, National Association, as trustee (the "Trustee"). The Series
                                                         -------
A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be
                                            -----
irrevocably and unconditionally guaranteed (the "Subsidiary Guarantees") as to
                                                 ---------------------
payment of principal, premium, if any, interest and Liquidated Damages (as defined in the Indenture), if any, on a senior subordinated

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basis, jointly and severally, by each of the entities listed on Schedule B, hereto (each, a "Guarantor" and collectively, the "Guarantors"). Capitalized
                 ---------                         ----------
terms used but not-defined herein shall have the meanings given to such terms in the Indenture.

          1. Offering Circular. The Series A Notes will be offered and sold to
             -----------------
the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The
                                                                ---
Company and the Guarantors have prepared a preliminary offering circular, dated March 23, 2001 (the "Preliminary Offering Circular") and a final offering
                     -----------------------------
circular, dated April 6, 2001 (the "Offering Circular"), relating to the Series
                                    -----------------
A Notes and the Subsidiary Guarantees.

          Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

               "THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

               THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (3) PURSUANT

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          TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY
          RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL
          "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT
          OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR
          (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (1) THROUGH (5) IN ACCORDANCE WITH
          ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND
          (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

          2.   Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule A hereto at a purchase price equal to 97.5% of the principal amount thereof (the "Purchase Price").
 --------------

          3.   Terms of Offering.  The Initial Purchasers have advised the
               -----------------
Company that the Initial Purchasers will make offers (the "Exempt Resales") of
                                                           --------------
the Series A Notes purchased hereunder on the terms set forth in the Offering Circular, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), and (ii) to persons permitted to purchase
                             ----
the Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses
                  ----------------------
(i) and (ii) being referred to herein as the "Eligible Purchasers").  The
                                              -------------------
Initial Purchasers will offer the Series A

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Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined
 -----------------------------
below), in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the
                           ------------------------------
Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth
                          ----------
therein, (i) a registration statement under the Act (the "Exchange Offer
                                                          --------------
Registration Statement") relating to the Company's 9 1/4% Series B Senior
----------------------
Subordinated Notes due 2011 (the "Series B Notes"), to be offered in exchange
                                  --------------
for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and the Subsidiary Guarantees thereof and (ii) a shelf
---------------
registration statement pursuant to Rule 415 under the Act (the "Shelf
                                                                -----
Registration Statement" and, together with the Exchange Offer Registration
----------------------
Statement, the "Registration Statements") relating to the resale by certain
                -----------------------
holders of the Series A Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Subsidiary Guarantees and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."
                                 -------------------

          4.   Delivery and Payment.
               --------------------

          (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on April 11, 2001 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "Closing Date."
                             ------------

               (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the
  ---
aggregate principal amount of the Series A Notes (collectively, the "Global
                                                                     ------
Note"), shall be delivered by the Company to the Initial Purchasers (or as the
----
Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

          5.   Agreements of the Company and the Guarantors.  Each of the
               ---------------------------------------------
Company and the Guarantors hereby agrees with each Initial Purchaser as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Circular or the Offering Circular untrue or that requires any additions to or changes in the Preliminary Offering Circular or the Offering Circular in order to make the statements therein not misleading. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Circular and the Offering Circular, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Circular and the Offering Circular, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Circular is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers or in connection with market-making activities of the Initial Purchasers (which period with respect to market-making activities shall not exceed 180 days after the date hereof), (i) not to make any amendment or supplement to the Offering Circular of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon any Initial Purchaser's reasonable request, any amendment or supplement to the Offering Circular which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

          (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances when such Offering Circular is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Circular to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Circular so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Circular will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

          (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Circular, the Offering Circular or Exempt Resales, in any jurisdiction in which it is not now so subject.


          (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (g) For a period of five years from the date hereof, and thereafter upon request for so long as the Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

          (h) So long as any of the Series A Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, during any period in which the Company and the Guarantors are not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection
 ------------
with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule
                               ---------------------
144A(d)(4) under the Act.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Circular, the Offering Circular and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Subsidiary Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System -
                                          ----
PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's
         ------
counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and
(xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

          (j) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

          (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Subsidiary Guarantees (other than (i) the Notes and the Subsidiary Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

          (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

          (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Subsidiary Guarantees.

          (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and Subsidiary Guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Subsidiary Guarantees thereof and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

          (q) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Subsidiary Guarantees.

          6    Representation, Warranties and Agreements of the Company and the
               ----------------------------------------------------------------
Guarantors.  As of the date hereof, each of the Company and the Guarantors
-----------
represents and warrants to, and agrees with, each Initial Purchaser that:

          (a) The Preliminary Offering Circular as of its date did not, and the Offering Circular as of its date does not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this Section 6(a) shall not apply to pricing terms and other financial terms intentionally left blank in the Preliminary Offering Circular or statements in or omissions from the Preliminary Offering Circular or the Offering Circular (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. The parties hereto acknowledge that for purposes of this Agreement, including this Section 6(a) and Section 8 hereof, the only information furnished to the Company in writing by the Initial Purchasers expressly for use in the Preliminary Offering Circular or the Offering Circular is the information set forth: (i) on the cover page of the Offering Circular with respect to the price of the Series A Notes; (ii) the second paragraph of text on page i of the Preliminary Offering Circular; (iii) the second paragraph of text on page i of the Offering Circular; (iv) the tenth paragraph of text under the caption "Plan of Distribution" in the Preliminary Offering Circular and (v) the tenth paragraph of text under the caption "Plan of Distribution" in the Offering Circular. No stop order preventing the use of the Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (b) Each of the Company and its subsidiaries has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization and has the power and authority, corporate or other, to carry on its business as described in the Preliminary Offering Circular and the Offering Circular and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign organization authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not (i) have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole or (ii)
materially adversely affect the ability of the Company or the Guarantors to issue and perform under the Notes or the Subsidiary Guarantees (any of the events set forth in clauses (i) or (ii), a "Material Adverse Effect").
                                            -----------------------

          (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

          (d) The entities listed on Schedule C hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock, or other ownership interests, of each of the Company's subsidiaries have been duly authorized and validly issued and, in the case of shares of capital stock, are fully paid and non-assessable, and, except as set forth on Schedule C hereto, are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"),
                                                                     ----
other than the pledge of certain of such shares, or other ownership interests, as applicable, to secure the obligations under the Second Amended and Restated Revolving Credit Agreement, dated as of July 14, 2000, and the Second Amended and Restated Term Loan Agreement, dated as of July 14, 2000 (collectively, the "Credit Facilities").
 -----------------

          (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

          (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust
                          ---      -----

Indenture Act"), and the rules and regulations of the Commission applicable to
-------------
an indenture which is qualified thereunder.

          (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, the Series A Notes will conform in all material respects to the description thereof contained in the Offering Circular.

          (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity).

          (i) The Subsidiary Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, the Subsidiary Guarantees to be endorsed on the Series A Notes will conform in all material respects to the description thereof contained in the Offering Circular.

          (j) The Subsidiary Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). When the Series B Notes are issued, authenticated and delivered, the Subsidiary Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof in the Offering Circular.

          (k) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally, (ii) public policy or laws limiting rights of indemnity or contribution and (iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Circular.

          (l) Neither the Company nor any of its subsidiaries is in (i) violation of its respective charter or by-laws or other organizational documents or (ii) default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except to the extent such default, if any, would not have a Material Adverse Effect.

          (m) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not, assuming the Notes are sold in the manner contemplated by this Agreement,
(i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or as may be required under the securities or Blue Sky laws of the various states and, with respect to performance of the Registration Rights Agreement, the Securities Act and the Trust Indenture Act), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws or other organizational documents of the Company or any of its subsidiaries or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, after receipt of any required consents, which consents have been obtained, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, except, with respect to clauses (ii)(B), (iv) and (v) above, for any violation, conflict, breach, default, Lien, termination, suspension, revocation or impairment which would not, singly or in the aggregate, have a Material Adverse Effect.

          (n) Except as disclosed in the Offering Circular, there are no legal or governmental proceedings (i) pending to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject, or (ii) to the Company's knowledge, threatened to which the Company or any of its subsidiaries could be a party or to which any of their respective property could be subject, in either case, which if determined adversely to the Company or such subsidiary, as applicable, would, singly or in the aggregate, have a Material Adverse Effect.

          (o) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the
                                     ------------------
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any
                                                              -----
provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (q) There is no claim, cause of action, investigation or notice by any person or entity alleging potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from (A) the presence or release into the environment of any Hazardous Material (as defined) at any location, whether or not owned by the Company or any of its subsidiaries, as the case may be, or (B) any violation or alleged violation of any Environmental Law, which would, singly or in the aggregate, have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and

Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

          (r) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all
           -------------
governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and, except with respect to the matters discussed in the "Business--United States Attorney's inquiry" and "Business-- Laboratory payment reviews" sections of the Offering Circular, no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (s) To the best of the Company's knowledge after due inquiry, the accountants, KPMG LLP and PricewaterhouseCoopers LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Circular and the Offering Circular, are or were independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Circular and the Offering Circular comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act, except for the exclusion of the condensed consolidating financial information with respect to the Company's subsidiaries that would be required by Rule 3-10 of Regulation S-X.

          (t) The historical financial statements, together with related schedules and notes forming part of the Offering Circular (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Circular at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Circular (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (u) The pro forma financial and statistical information and data included in the Offering Circular are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements that were prepared in connection with the transactions contemplated hereby by the Company, and reviewed by its independent public accountants, on a basis consistent with the historical consolidated financial statements of the Company and such pro forma financial statements give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Offering Circular.

          (v) The industry, statistical and market-related data included in the Offering Circular, to the best knowledge of the Company and each of the Guarantors, is true and accurate in all material respects and is based on or derived from sources which the Company and the Guarantors believe to be reliable and accurate.

          (w) Neither the Company nor any Guarantor is, and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Circular, neither the Company nor any Guarantor will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (x) No person has the right, under any contract, agreement or understanding between any such person and the Company or any Guarantor, in connection with, or as a result of, the transactions contemplated hereby or by the Registration Rights Agreement, to require the Company or such Guarantor to file a registration statement under the Act with respect to any debt securities of the Company or such Guarantor or to require the Company or such Guarantor to include any securities of the Company or any Guarantor with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement, other than the Registration Rights Agreement.

          (y) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take prior to completion of the distribution of the Notes, any action that would cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (z) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

          (aa) Since the respective dates as of which information is given in the Offering Circular other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (bb) Each of the Preliminary Offering Circular and the Offering Circular, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

          (cc) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all Liens and defects, except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

          (dd) When the Series A Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (ee) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective affiliates or representatives (other than the Initial Purchasers and any of their respective affiliates or representatives who are not affiliates or representatives of the Company or any Guarantor, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (ff) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA, assuming the Notes are sold in the manner contemplated by this Agreement.

          (gg) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers and any of their respective affiliates or persons acting on their behalf who are not affiliates of the Company or any Guarantor or acting on their behalf, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect
                                                   ------------
to the Series A Notes or the Subsidiary Guarantees.

          (hh) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (ii) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers and any of their respective affiliates or persons acting on their behalf who are not affiliates of the Company or any Guarantor or acting on their behalf, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Circular will contain the disclosure required by Rule 902(h).

          (jj) The Series A Notes sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(b)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

          (kk) No registration under the Act of the Series A Notes or the Subsidiary Guarantees is required for the sale of the Series A Notes and the Subsidiary Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

          (ll) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the opinion of management, reasonable and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

          (mm) Except as disclosed in the Offering Circular, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which would be required by the Act to be described in the Offering Circular if the Offering Circular were a prospectus included in a registration statement on Form S-1 filed with the Commission.

          (nn) To the best knowledge of the Company, no significant collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries.

          (oo) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (pp) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction, or any extensions related thereto, have been filed, other than those filings being contested in good faith, and all such returns are true, accurate and complete in all material respects, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the

Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (qq) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay their respective debts as they mature.


          (rr) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Series A Notes or the Subsidiary Guarantees, or suspends the sale of the Series A Notes or the Subsidiary Guarantees in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Subsidiary Guarantees in any jurisdiction referred to in Section 5(e).

          (ss) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

          The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial

Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.


          7.   Initial Purchasers' Representations and Warranties.  Each of the
               --------------------------------------------------
Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

          (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to persons whom such Initial Purchaser reasonably believes to be (x) QIBs, in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) Regulation S Purchasers, in offshore transactions in reliance upon R egulation S under the Act.

          (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, persons whom such Initial Purchaser reasonably believes to be Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes to be QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k)

(taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an "Accredited Institution") that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged and will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Subsidiary Guarantees.

          (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (g) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A

Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S.

               (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(b)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                    "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the
                --------------
               United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

               (j) Such Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(b)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

          Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and Such Initial Purchaser hereby consents to such reliance.

          8.   Indemnification.
               ---------------

          (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto), the Preliminary Offering Circular or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to
Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser, which, for purposes of this Section 8, the parties agree is limited to the information as set forth in Section 6(a) of this Agreement; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Circular shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Circular (as then amended or supplemented, provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgements caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Circular.

          (b) Each Initial Purchaser agrees, severally and not jointly with all other Initial Purchasers, to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchasers but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Circular or the Offering Circular, which, for purposes of this Section 8, the parties agree is limited to the information as set forth in
Section 6(a) of this Agreement.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the indemnified party"), the indemnified party shall promptly notify the person
------------ -----
against whom such indemnity may be sought (the "indemnifying party") in writing
                                                ------------ -----
and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), no Initial Purchaser shall be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Credit Suisse First Boston Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and such Initial Purchaser on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and such Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and such Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by such Initial Purchaser bear to the total price to investors of the Series A Notes. The relative fault of the Company and the Guarantors, on the one hand, and such Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or such Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged
untrue statement or omission or alleged omission.   No person guilty of
fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

          (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          9.   Conditions of Initial Purchasers' Obligations.  The obligations
               ---------------------------------------------
of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement that are qualified as to materiality shall be true and correct on the Closing Date and such representations and warranties that are not so qualified shall be true and correct in all material respects on the Closing Date, in each case with the same force and effect as if made on and as of the Closing Date.

          (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (c) Since the respective dates as of which information is given in the Offering Circular other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Circular.

          (d) You shall have received on the Closing Date (i) a certificate dated the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company and each of the Guarantors, confirming the matters set forth in Sections 6(aa), 9(a) and 9(b) and stating that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date and (ii) a certificate dated the Closing Date, signed by the Chief Financial Officer of the Company, stating that the industry, statistical and market-related data included in the Offering Circular has been reviewed by such person and, to the best of his knowledge, subject to the risks and limitations described in the Preliminary Offering Circular and the Offering Circular, is true and accurate in all material respects and is based on or derived from sources which the Company believes to be reliable and accurate, which certificate shall be in form and substance satisfactory to counsel for the Initial Purchasers.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Riordan & McKinzie, a Professional Law Corporation, counsel for the Company and the Guarantors, to the effect that:

                    (i) the Company has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to carry on its business as described in the Offering Circular and to own, lease and operate its properties;

                    (ii) the Series A Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (iii) the Subsidiary Guarantees have been duly authorized and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantees endorsed thereon will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (iv) the Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (v) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

                    (vi) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (vii) the Series B Senior Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the provisions of the Indenture and the Exchange Offer, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (vii) when the Series B Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, the Guarantees endorsed thereon will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (ix) the statements under the captions "Certain Relationships and Related Transactions," "Description of Debt," "Description of Notes" and "Federal Income Tax Consequences to Non-U.S. Holders" in the Offering Circular, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                    (x) the execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or as may be required under the securities or Blue Sky laws of the various states and, with respect to the Registration Rights Agreement, the Securities Act and the Trust Indenture Act), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws or other organizational documents of the Company or any of its subsidiaries or (B) the Credit Facilities, after receipt of any required consents, which consents have been obtained; the Indenture, dated June 12, 1996, between Renal Treatment Centers, Inc. and PNC Bank, National Association, including the first and second supplemental indentures thereto; the

               Guaranty, dated March 31, 1998, made by the Company in favor of PNC Bank, National Association; or the Indenture, dated as of November 18, 1998, between the Company and United States Trust Company of New York except, with respect to this clause (ii)(B), for any breach or default which would not, singly or in the aggregate, have a Material Adverse Effect; or (iii) violate or conflict with those laws, rules and regulations which, in such counsel's experience, are normally applicable to transactions of the type contemplated by the Operative Documents;

                    (xi) the Company is not and, upon the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Circular, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                    (xii) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                    (xiii) no registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB, or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of this Agreement, (iii) the accuracy of the representations of the Company and the Guarantors set forth in Sections 5(h) and 6(dd), (ee), (ff), (gg), (hh), (ii) and (jj) of this Agreement; and

                    (xiv) no facts have come to such counsel's attention that have caused such counsel to believe that the Offering

               Circular (including the documents incorporated by reference, as amended) as of its date and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood such counsel expresses no opinion on the financial statements or other financial and statistical (other than industry) data included or incorporated by reference in the Offering Circular).

          The opinion of Riordan & McKinzie described in Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e)(xiv), counsel for the Company may state in their opinion that, in its capacity as special counsel to the Company, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Initial Purchasers at which the contents of the Offering Circular and related matters were discussed and that such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular (except as indicated in clause (ix) above) and has made no independent check or verification thereof.

          In giving the enforceability opinions specified in clauses (ii) through (iv) and (vi) through (viii) above, Riordan & McKinzie may assume that the laws governing the subject documents are the same as California law with respect to the contemplated transactions; provided, that such counsel must state in its opinion that, without independent check or verification, it is not aware of any exceptions to enforceability of the subject documents under the laws governing the same that would be required to be stated in such counsel's opinion if such counsel were opining as to the laws governing such documents but are not so stated in such opinion due to the fact that such opinion is with respect to California law.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of McDermott, Will & Emery, regulatory counsel for the Company and the Guarantors, to the effect that:

                    (i) the statements under the captions "Business -- Physician relationships," "--Sources of revenue" "--United States Attorney's inquiry," "--Laboratory payment reviews" and "-- Government regulation," in the Offering Circular, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                  (ii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which would be required to be described in the Offering Circular if the Offering Circular were a registration statement on Form S-1 under the Act that is not so described in the Offering Circular;

                  (iii) such counsel has no reason to believe that, as of the date of the Offering Circular or as of the Closing Date, the "Business--Physician relationships," "--Sources of revenue," "-- United States Attorney's inquiry," "--Laboratory payment reviews" and "--Government regulation" sections of the Offering Circular, as amended or supplemented, if applicable contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The opinion of McDermott, Will & Emery described in Section 9(f) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(f)(iii), regulatory counsel for the Company may state that their opinion and belief are based upon their participation in the preparation of the Offering Circular and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. Such counsel need express no opinion or belief with respect to the financial statements or other financial data or statistical data (other than industry data) included or incorporated by reference in the Offering Circular.

          (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Steven J. Udicious, General Counsel of the Company, to the effect that:

                    (i) each of the Company's subsidiaries has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization and has the power and authority, corporate or other, to carry on its business as described in the Offering Circular and to own, lease and operate its properties;

                    (ii) each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign organization authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;

                    (iii) all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                    (iv) the entities listed on Schedule C hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock, or other ownership interests, of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, except as set forth on Schedule C hereto, are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any Lien, other than the pledge of certain of such shares, or other ownership interests, as applicable, to secure the obligations under the Credit Facilities;

                    (v) the Series A Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (vi) the Subsidiary Guarantees have been duly authorized and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantees endorsed thereon will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (vii) the Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (viii) the Registration Rights Agreement has been duly
               authorized, executed and delivered by the Company and the Guarantors and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (ix) the Series B Senior Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the provisions of the Indenture and the Exchange Offer, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (x) when the Series B Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, the Guarantees endorsed thereon will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability as applied by the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity);

                    (xi) the statements under the captions "Business -- Physician relationships," "--Sources of revenue," "--United States Attorney's inquiry," "--Laboratory payment reviews," "-- Government regulation" and "--Legal proceedings" in the Offering Circular, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                    (xii) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except to the extent such default, if any, could not reasonably be expected to have a Material Adverse Effect;

                    (xiii) the execution, delivery and performance of this
               Agreement and the other Operative Documents by the

               Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, after receipt of any required consents, which consents have been obtained, (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iii) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (iv) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, except for any violation, conflict, breach, default, Lien, termination, suspension, revocation or impairment which would not, singly or in the aggregate, have a Material Adverse Effect;

                    (xiv) after due inquiry, such counsel does not know of any legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which would be required to be described in the Offering Circular if the Offering Circular were a registration statement on Form S-1 under the Act that is not so described in the Offering Circular;

                    (xv) neither the Company nor any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                    (xvi) to the best of such counsel's knowledge, each of the Company and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and, except as set forth in the Offering Circular, no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

                    (xvii) to the best of such counsel's knowledge after due inquiry, no person has the right, under any contract, agreement or understanding between any such person and the Company or any Guarantor, in connection with, or as a result of, the transactions contemplated hereby or by the Registration Rights Agreement, to require the Company or such Guarantor to file a registration statement under the Act with respect to any debt securities of the Company or such Guarantor or to require the Company or such Guarantor to include any securities of the Company or any Guarantor with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement, other than the Registration Rights Agreement; and

                    (xviii)   no facts have come to such counsel's attention
               that have caused such counsel to believe that the Offering Circular (including the documents incorporated by reference, as amended) as of its date and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood such counsel expresses no opinion on the financial statements or other financial and statistical (other than industry) data included or incorporated by reference in the Offering Circular).

          The opinion of the General Counsel described in Section 9(g) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(g)(xviii), the General Counsel may state in his opinion that, in his capacity as General Counsel, he has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Initial Purchasers at which the contents of the Offering Circular and related matters were discussed and that such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular (except as indicated in clause
(xi) above) and has made no independent check or verification thereof.

          In giving the enforceability opinions specified in clauses (v) through
(x) above, the General Counsel may assume that the laws governing the subject documents are the same as Pennsylvania law with respect to the contemplated transactions; provided, that such counsel must state in his opinion that, without independent check or verification, he is not aware of any exceptions to enforceability of the subject documents under the laws governing the same that would be required to be stated in such counsel's opinion if such counsel were opining as to the laws governing such documents but are not so stated in such opinion due to the fact that such opinion is with respect to Pennsylvania law.

          (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

          (i) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Initial Purchasers from each of KPMG LLP and PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Circular.

          (j) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

          (k) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

          (l) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

          (m) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

          10.  Effectiveness of Agreement and Termination.  This Agreement shall
               ------------------------------------------
become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Circular, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule A bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Circular or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

          11.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to 21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503, (310) 792-2600 and (ii) if to the Initial Purchasers, c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, New York 11010, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

          If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof.
The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase. Notwithstanding anything herein to the contrary, other than with respect to assignments to affiliates of the Initial Purchasers, no Initial Purchaser may assign its rights hereunder prior to completion of the distribution of the Notes without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.


                          Very truly yours,

                          DAVITA INC.


                          By: ---------------------------
                                   Steven Udicious
                                   Vice President, General Counsel and Secretary

                    GUARANTORS
                    ----------

                    CARROLL COUNTY DIALYSIS FACILITY, INC.

                    CONTINENTAL DIALYSIS CENTER, INC.

                    CONTINENTAL DIALYSIS CENTER OF SPRINGFIELD-FAIRFAX, INC.

                    DIALYSIS SPECIALISTS OF DALLAS, INC.

                    EAST END DIALYSIS CENTER, INC.

                    ELBERTON DIALYSIS FACILITY, INC.

                    FLAMINGO PARK KIDNEY CENTER, INC.

                    LINCOLN PARK DIALYSIS SERVICES, INC.

                    MASON-DIXON DIALYSIS FACILITIES, INC.

                    OPEN ACCESS SONOGRAPHY, INC.

                    PENINSULA DIALYSIS CENTER, INC.

                    RENAL TREATMENT CENTERS, INC.

                    RENAL TREATMENT CENTERS-CALIFORNIA, INC.

                    RENAL TREATMENT CENTERS-HAWAII, INC.

                    RENAL TREATMENT CENTERS-ILLINOIS, INC.

                    RENAL TREATMENT CENTERS-MID-ATLANTIC, INC.

                    RENAL TREATMENT CENTERS-NORTHEAST, INC.

                    RENAL TREATMENT CENTERS-SOUTHEAST, INC.

                    RENAL TREATMENT CENTERS-WEST, INC.

                    RTC-TEXAS ACQUISITION, INC.

                    RTC TN, INC.

                    TOTAL ACUTE KIDNEY CARE, INC.

                    TOTAL RENAL CARE, INC.

                    TOTAL RENAL CARE OF COLORADO, INC.

                    TOTAL RENAL LABORATORIES, INC.

                    TOTAL RENAL RESEARCH, INC.

                    TOTAL RENAL SUPPORT SERVICES, INC.

                    TRC OF NEW YORK, INC.

                    TRI-CITY DIALYSIS CENTER, INC.

                    By:___________________________________________
                         Steven Udicious
                         Vice President, General Counsel and Secretary of each of the above


                    TRC WEST, INC.

                    By:________________________________________
                         David Manheim
                         Vice President and Secretary

                    RTC HOLDINGS, INC.

                    By:__________________________________
                         Steven J. Udicious
                         President


                    BEVERLY HILLS DIALYSIS PARTNERSHIP

                         By: TOTAL RENAL CARE, INC.
                         Its: General Partner


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary


                    CRESCENT CITY DIALYSIS PARTNERSHIP

                         By: TOTAL RENAL CARE, INC.
                         Its: General Partner


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary

                    HOUSTON KIDNEY CENTER/TOTAL RENAL CARE INTEGRATED SERVICE NETWORK LIMITED PARTNERSHIP

                         By: TOTAL RENAL CARE, INC.
                         Its: General Partner


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary


                    KENNER REGIONAL DIALYSIS PARTNERSHIP

                         By: TOTAL RENAL CARE, INC.
                         Its: General Partner


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary


                    SUNRISE DIALYSIS PARTNERSHIP


                         By: TOTAL RENAL CARE, INC.
                         Its: General Partner


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary

                    TOTAL RENAL CARE/PERALTA RENAL CENTER PARTNERSHIP

                         By: TOTAL RENAL CARE, INC.
                         Its: General Partner


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary


                    TOTAL RENAL CARE/PIEDMONT DIALYSIS PARTNERSHIP

                         By: TOTAL RENAL CARE, INC.
                         Its: General Partner


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary


                    TOTAL RENAL CARE TEXAS LIMITED PARTNERSHIP

                         By: TOTAL RENAL CARE, INC.
                         Its: General Partner


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary

                    TRC-INDIANA, LLC

                         By: TOTAL RENAL CARE, INC.
                         Its: Manager


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary


                    TOTAL RENAL CARE OF UTAH, L.L.C.

                         By: TOTAL RENAL CARE, INC.


                              By:___________________________________
                                    Steven Udicious
                                    Vice President, General Counsel and
                                    Secretary

INITIAL PURCHASERS
------------------

CREDIT SUISSE FIRST BOSTON CORPORATION


By:_______________________________
Name:
Title:


BANC OF AMERICA SECURITIES LLC


By:_______________________________
Name:
Title:


SUNTRUST EQUITABLE SECURITIES CORPORATION


By:_______________________________
Name:
Title:


BNY CAPITAL MARKETS, INC.


By:_______________________________
Name:
Title:


SCOTIA CAPITAL (USA) INC.


By:_______________________________
Name:
Title:

                                  SCHEDULE A

                              Initial Purchasers




                                                              Principal
Initial Purchasers:                                        Amount of Notes
-------------------                                        ---------------

Credit Suisse First Boston Corporation                    $      90,000,000

Banc of America Securities LLC                            $      90,000,000

SunTrust Equitable Securities Corporation                 $      22,500,000

BNY Capital Markets, Inc.                                 $      11,250,000

Scotia Capital (USA) Inc.                                 $      11,250,000

                                                          -----------------
     Total                                                $     225,000,000

                                  SCHEDULE B

                                  Guarantors

Beverly Hills Dialysis Partnership
Carroll County Dialysis Facility, Inc.
Continental Dialysis Center, Inc.
Continental Dialysis Center of Springfield-Fairfax, Inc.
Crescent City Dialysis Partnership
Dialysis Specialists of Dallas, Inc.
East End Dialysis Center, Inc.
Elberton Dialysis Center, Inc.
Flamingo Park Kidney Center, Inc.
Houston Kidney Center/Total Renal Care Integrated Service Network LP Kenner Regional Dialysis Partnership
Lincoln Park Dialysis Services, Inc.
Mason-Dixon Dialysis Facilities, Inc.
Open Access Sonography, Inc.
Peninsula Dialysis Center, Inc.
Renal Treatment Centers, Inc.
Renal Treatment Centers - California
Renal Treatment Centers - Hawaii, Inc.
Renal Treatment Centers - Illinois, Inc.
Renal Treatment Centers - Mid-Atlantic, Inc.
Renal Treatment Centers - Northeast, Inc.
Renal Treatment Centers - Southeast, Inc.
Renal Treatment Centers - West, Inc.
RTC Holdings, Inc.
RTC - Texas Acquisition, Inc.
RTC TN, Inc.
Sunrise Dialysis Partnership
Total Acute Kidney Care, Inc.
Total Renal Care, Inc.
Total Renal Care of Colorado, Inc.
Total Renal Care/Peralta Renal Center Partnership
Total Renal Care/Piedmont Dialysis Center Partnership
Total Renal Care Texas Limited Partnership
Total Renal Care of Utah, L.L.C.
TRC of New York, Inc.

TRC West, Inc.
Total Renal Laboratories, Inc.
Total Renal Research, Inc.
Total Renal Support Services, Inc.
TRC - Indiana LLC
Tri-City Dialysis Center, Inc.

                                  SCHEDULE C



                          SUBSIDIARIES OF DAVITA INC.


----------------------------------------------------------------------------------------------------------
                                                                               Percentage Owned by
                   Subsidiary                                               DaVita and its Subsidiaries
----------------------------------------------------------------------------------------------------------
Astro, Hobby, West Mt., Renal Care Ltd. Partnership                                     98.5%
----------------------------------------------------------------------------------------------------------
Bay Area Dialysis Partnership                                                          66.67%
----------------------------------------------------------------------------------------------------------
Beverly Hills Dialysis Partnership                                                     100.0%
----------------------------------------------------------------------------------------------------------
Burbank Dialysis Partnership                                                            50.1%
----------------------------------------------------------------------------------------------------------
Capital Dialysis Partnership                                                            20.0%
----------------------------------------------------------------------------------------------------------
Carroll County Dialysis Facility, Inc.                                                 100.0%
----------------------------------------------------------------------------------------------------------
Carroll County Dialysis Facility Limited Partnership                                    66.7%
----------------------------------------------------------------------------------------------------------
Continental Dialysis Center, Inc.                                                      100.0%
----------------------------------------------------------------------------------------------------------
Continental Dialysis Center of Springfield-Fairfax, Inc.                               100.0%
----------------------------------------------------------------------------------------------------------
Crescent City Dialysis Partnership                                                     100.0%
----------------------------------------------------------------------------------------------------------
Dialysis Specialists of Dallas, Inc.                                                   100.0%
----------------------------------------------------------------------------------------------------------
Dialysis Treatment Centers of Macon, LLC                                                20.0%
----------------------------------------------------------------------------------------------------------
East End Dialysis Center, Inc.                                                         100.0%
----------------------------------------------------------------------------------------------------------
Eastmont Partnership                                                                   60.78%
----------------------------------------------------------------------------------------------------------
Eaton Canyon Dialysis Partnership                                                       87.5%
----------------------------------------------------------------------------------------------------------
Elberton Dialysis Center, Inc.                                                         100.0%
----------------------------------------------------------------------------------------------------------
Flamingo Park Kidney Center, Inc.                                                      100.0%
----------------------------------------------------------------------------------------------------------
Garey Dialysis Center Partnership                                                       60.0%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Guam Renal Care Partnership                                                            100.0%
----------------------------------------------------------------------------------------------------------
Houston Kidney Center/Total Renal Care Integrated Service Network LP                   100.0%
----------------------------------------------------------------------------------------------------------
Hutchinson Dialysis, L.L.C.                                                             50.0%
----------------------------------------------------------------------------------------------------------
Kenner Regional Dialysis Partnership                                                   100.0%
----------------------------------------------------------------------------------------------------------
Lincoln Park Dialysis Services, Inc.                                                   100.0%
----------------------------------------------------------------------------------------------------------
Los Angeles Dialysis Center                                                            64.62%
----------------------------------------------------------------------------------------------------------
Mason-Dixon Dialysis Facilities, Inc.                                                  100.0%
----------------------------------------------------------------------------------------------------------
MD Investments, LLC                                                                     50.1%
----------------------------------------------------------------------------------------------------------
Moncrief Dialysis Center/Total Renal Care, LP                                           30.0%
----------------------------------------------------------------------------------------------------------
Open Access Sonography, Inc.                                                           100.0%
----------------------------------------------------------------------------------------------------------
Pacific Coast Dialysis Center                                                           93.0%
----------------------------------------------------------------------------------------------------------
Pacific Dialysis Partnership                                                           100.0%
----------------------------------------------------------------------------------------------------------
Peninsula Dialysis Center, Inc.                                                        100.0%
----------------------------------------------------------------------------------------------------------
Renal Treatment Centers, Inc.                                                          100.0%
----------------------------------------------------------------------------------------------------------
Renal Treatment Centers - California                                                   100.0%
----------------------------------------------------------------------------------------------------------
Renal Treatment Centers - Hawaii, Inc.                                                 100.0%
----------------------------------------------------------------------------------------------------------
Renal Treatment Centers - Illinois, Inc.                                               100.0%
----------------------------------------------------------------------------------------------------------
Renal Treatment Centers - Mid-Atlantic, Inc.                                           100.0%
----------------------------------------------------------------------------------------------------------
Renal Treatment Centers - Northeast, Inc.                                              100.0%
----------------------------------------------------------------------------------------------------------
Renal Treatment Centers - Southeast, Inc.                                              100.0%
----------------------------------------------------------------------------------------------------------
Renal Treatment Centers - West, Inc.                                                   100.0%
----------------------------------------------------------------------------------------------------------
RTC Holdings, Inc.                                                                     100.0%
----------------------------------------------------------------------------------------------------------
RTC - Texas Acquisition, Inc.                                                          100.0%
----------------------------------------------------------------------------------------------------------
RTC TN, Inc.                                                                           100.0%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
San Gabriel Valley Partnership                                                          75.0%
----------------------------------------------------------------------------------------------------------
Sunrise Dialysis Partnership                                                           100.0%
----------------------------------------------------------------------------------------------------------
Timpanogos, L.L.C (formerly Total Renal Care Provo, LLC)                                51.0%
----------------------------------------------------------------------------------------------------------
Total Acute Kidney Care, Inc.                                                          100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care, Inc.                                                                 100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care of Colorado, Inc.                                                     100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care/Crystal River Dialysis, L.C.                                           33.3%
----------------------------------------------------------------------------------------------------------
Total Renal Care Hollywood Partnership                                                  65.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care North Carolina, LLC                                                    85.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care/Peralta Renal Center Partnership                                      100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care Petersburg, LLC                                                        25.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care/Piedmont Dialysis Center Partnership                                  100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care Puerto Rico, Inc.                                                     100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care Texas Limited Partnership                                             100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Care of Utah, L.L.C.                                                       100.0%
----------------------------------------------------------------------------------------------------------
TRC of New York, Inc.                                                                  100.0%
----------------------------------------------------------------------------------------------------------
TRC West, Inc.                                                                         100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Laboratories, Inc.                                                         100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Research, Inc.                                                             100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Support Services, Inc.                                                     100.0%
----------------------------------------------------------------------------------------------------------
Total Renal Support Services of North Carolina, LLC                                     85.0%
----------------------------------------------------------------------------------------------------------
TRC Dyker Heights, L.P.                                                                 70.0%
----------------------------------------------------------------------------------------------------------
TRC El Paso Limited Partnership                                                         50.1%
----------------------------------------------------------------------------------------------------------
TRC Four Corners Dialysis Clinics, LLC                                                  51.0%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TRC - Georgetown Regional Dialysis LLC                                                  80.0%
----------------------------------------------------------------------------------------------------------
TRC - Indiana LLC                                                                      100.0%
----------------------------------------------------------------------------------------------------------
TRC - Petersburg, LLC                                                                   25.0%
----------------------------------------------------------------------------------------------------------
Tri-City Dialysis Center, Inc.                                                         100.0%
----------------------------------------------------------------------------------------------------------
University Park Dialysis Partnership                                                    50.0%
----------------------------------------------------------------------------------------------------------
Wilshire Dialysis Partnership                                                           50.0%
----------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                     Form of Registration Rights Agreement